Summary Prospectus May 1, 2011

Virtus Balanced Allocation Fund

A: HIBZX	C: PBCIX	I: HIBLX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective to seek to provide current income and capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 73 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 45 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.50%		0.50%		0.50%
Distribution and Shareholder Servicing (12b-1) Fees		0.25%		1.00%		None
Other Expenses:
Shareholder Servicing Fees	None		None		0.05%
Remainder of Other Expenses	0.34%		0.34%		0.34%
Total Other Expenses		0.34%		0.34%		0.39%
Total Annual Fund Operating Expenses		1.09%		1.84%		0.89%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$680	$902	$1,141	$1,827
Class C	Sold	$287	$579	$995	$2,159
	Held	$187	$579	$995	$2,159
Class I	Sold or Held	$91	$284	$493	$1,096

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Diversified across stocks and bonds, the fund’s strategic allocation approach seeks to generate a combination of growth and current income. The fund’s equity allocation utilizes a proprietary quantitative process designed to identify stocks with improving fundamentals and competing valuations. The fixed income allocation is highly disciplined, combining fundamental and quantitative techniques in an effort to exploit opportunities in the bond market.

Under normal market conditions, equity securities will comprise between 40% and 65% of the fund’s assets, and fixed income securities will comprise at least 25% of the fund’s assets. The fund may invest in issuers of any capitalization. The fund normally invests in investment-grade securities and maintains a dollar-weighted average portfolio maturity of between five and ten years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

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Allocation Risk. The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimum for market conditions at a given time.

>	Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares

Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter: Q3/2009: 10.31%	Worst Quarter: Q4/2008: -13.42%	Year-to-date (3/31/11): 5.30%

Average Annual Total Returns (for the periods ended 12/31/10)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class C (6/26/06)
Class I
Return Before Taxes	14.28%	3.33%	4.65%	—
Return After Taxes on Distributions	13.76%	2.30%	3.59%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.45%	2.52%	3.57%	—
Class A
Return Before Taxes	7.33%	1.85%	3.77%	—
Class C
Return Before Taxes	13.04%	—	—	2.78%
Russell 1000® Index	16.10%	2.59%	1.83%	2.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.75%
Balanced Benchmark	12.74%	4.28%	3.80%	4.58%

The Russell 1000® Index is a market capitalization-weighted index of the 1000 largest companies in the Russell universe, which comprises the 3000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The indexes are calculated on a total-return basis. The Balanced Benchmark consists of an allocation of 60% Russell 1000® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Harris Investment Management, Inc.

Portfolio Managers

>	Thomas P. Lettenberger, CFA, Director, Senior Portfolio Manager, is a manager of the fund. Mr. Lettenberger has been Portfolio Manager of the fund since 2009.

>	Carol H. Lyons, Managing Director, Senior Portfolio Manager, is a manager of the fund. Ms. Lyons was appointed a manager of the fund in 2011.

>	Daniel L. Sido, Managing Director, Chief Investment Strategist, is a manager of the fund. Mr. Sido has been Portfolio Manager of the fund since 2006.

>	Maureen Svagera, CFA, Managing Director, Head of Fixed Income, is a manager of the fund. Ms. Svagera has been Portfolio Manager of the fund since 2006.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8419	5-11

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.